UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 28, 2014

Tesla Motors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 681-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K under the headings “Additional Note Hedge Transactions” and “Additional Warrant Transactions” is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 8.01of this Current Report on Form 8-K under the heading “Additional Warrant Transactions” is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On March 28, 2014, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc. (the “Underwriters”) notified Tesla Motors, Inc. (the “Company”) of their exercise in full of their options to purchase $120.0 million aggregate principal amount (the “Option 2019 Notes”) of the Company’s 0.25% Convertible Senior Notes due March 1, 2019 (the “2019 Notes”) and $180.0 million aggregate principal amount (the “Option 2021 Notes,” and together with the Option 2019 Notes, the “Option Notes”) of the Company’s 1.25% Convertible Senior Notes (the “2021 Notes,” and together with the 2019 Notes, the “Notes”), in each case pursuant to the underwriting agreement with the Company relating to the Company’s underwritten public offering of Notes pursuant to a Registration Statement on Form S-3 (File No. 333-188625) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”). On April 2, 2014, the Company issued the Option Notes.

The legal opinion as to the legality of the Option Notes sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Additional Note Hedge Transactions

On March 28, 2014, in connection with the exercise by the Underwriters of their options to purchase the Option Notes, the Company entered into note hedge transactions with affiliates of each of the Underwriters (the “Hedge Counterparties”) pursuant to call option confirmations in substantially the forms of Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference. The note hedge transactions are expected generally to reduce the potential dilution to the common stock of the Company, par value $0.001 per share (the “Common Stock”) and/or offset potential cash payments in excess of the principal amount upon any conversion of the Option Notes in the event that the market value per share of the Common Stock, as measured under the terms of the note hedge transactions, is greater than the strike prices of the note hedge transactions (which correspond to the initial conversion prices of the Notes and are subject to certain adjustments substantially similar to those contained in the Notes, as applicable). On April 2, 2014, the Company paid an aggregate amount of approximately $78.7 million to the Hedge Counterparties for the note hedge transactions.

Additional Warrant Transactions

On March 28, 2014, in connection with the exercise by the Underwriters of their options to purchase the Option Notes and in order to partially offset the cost of the note hedge transactions relating to the Option Notes, the Company entered into warrant confirmations with the Hedge Counterparties in substantially the forms of Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K, which are incorporated herein by reference, pursuant to which the Company issued certain warrants (the “Additional Warrants”). The Additional Warrants allow the Hedge Counterparties to acquire, subject to anti-dilution adjustments, up to approximately 667,000 shares of Common Stock at a strike price of $512.6562 per share in respect of Additional Warrants relating to the Option 2019 Notes, and up to approximately 1.0 million shares of Common Stock at a strike price of $560.6388 per share in respect of Additional Warrants relating to the Option 2021 Notes, which strike prices are also subject to adjustment. The Additional Warrants would separately have a dilutive effect to the extent that the market value per share of the Common Stock exceeds the strike price of the applicable Additional Warrants. The Additional Warrants were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended. The Additional Warrants are separate transactions, entered into by the Company with the Hedge Counterparties, and are not part of the terms of the Option Notes. Holders of the Option Notes will not have any rights with respect to the Additional Warrants. On April 2, 2014, the Company received aggregate proceeds of approximately $50.8 million from the sale of the Additional Warrants to the Hedge Counterparties.

The combination of the note hedge transactions and the Additional Warrants is expected to offset dilution to the Common Stock caused by conversions of the Option Notes. Consequently, dilution is generally not expected to occur until our stock price reaches approximately $512.6 for Option 2019 Notes and approximately $560.6 for Option 2021 Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

10.1	Form of Call Option Confirmation relating to 0.25% Convertible Senior Notes Due March 1, 2019 (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

10.2	Form of Call Option Confirmation relating to 1.25% Convertible Senior Notes Due March 1, 2021 (incorporated herein by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

10.3	Form of Warrant Confirmation relating to 0.25% Convertible Senior Notes Due March 1, 2019 (incorporated herein by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

10.4	Form of Warrant Confirmation relating to 1.25% Convertible Senior Notes Due March 1, 2021 (incorporated herein by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA MOTORS, INC.

By:	/s/ Deepak Ahuja
Deepak Ahuja
Chief Financial Officer

Date: April 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

10.1	Form of Call Option Confirmation relating to 0.25% Convertible Senior Notes Due March 1, 2019 (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

10.2	Form of Call Option Confirmation relating to 1.25% Convertible Senior Notes Due March 1, 2021 (incorporated herein by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

10.3	Form of Warrant Confirmation relating to 0.25% Convertible Senior Notes Due March 1, 2019 (incorporated herein by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

10.4	Form of Warrant Confirmation relating to 1.25% Convertible Senior Notes Due March 1, 2021 (incorporated herein by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on March 5, 2014).

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).